Exhibit 99.1

FOR IMMEDIATE RELEASE

E*TRADE FINANCIAL Media Contact

Pam Erickson

E*TRADE FINANCIAL Corporation

617-296-6080

pam.erickson@etrade.com

E*TRADE FINANCIAL Investor Relations Contact

Adam Townsend

E*TRADE FINANCIAL Corporation

703-236-8719

adam.townsend@etrade.com

E*TRADE FINANCIAL CORPORATION ANNOUNCES HIGHEST QUARTERLY AND ANNUAL REVENUE AND EARNINGS IN THE COMPANY’S HISTORY

•	Fourth-quarter Record Net Income of $129.4 million, or $0.32 per share

•	Full-year 2005 Record Net Income of $430.4 million, or $1.12 per share

•	Full-year Record Total Net Revenue of $1.7 billion

•	Fourth-quarter Enterprise Net Interest Spread of 257 basis points

•	Record Total Client Assets of $178.5 billion

•	Fourth-quarter Record $1.0 billion of organic growth in customer enterprise cash

•	Fourth-quarter Total Daily Average Revenue Trades of 128,400

New York, January 23, 2006 – E*TRADE FINANCIAL Corporation (NYSE: ET) today announced results for its fourth quarter ended December 31, 2005, reporting record net income of $129.4 million, or $0.32 per diluted share compared to $89.8 million, or $0.24 per diluted share a year ago – representing a 44 percent increase in net income over the year ago period. Total net revenue for the fourth quarter increased 19 percent to a record $478.9 million from $403.7 million a year ago, with net interest income increasing 43 percent year over year, representing over 50 percent of total net revenue. For the year ended December 31, 2005, E*TRADE FINANCIAL reported record net income of $430.4 million, or $1.12 per share, on record revenue of $1.7 billion. This compares to net income of $380.5 million, or $0.99 per share, on net revenue of $1.5 billion in 2004.

The fourth-quarter GAAP EPS of $0.32 included $0.08 per share non-recurring gain related to the Company’s previously announced sale of E*TRADE Consumer Finance. This gain was partially offset by a net $0.06 per share in incremental interest expense, share dilution, restructuring and other deal-related costs associated with the Company’s earlier than expected closing of the Harrisdirect and BrownCo acquisitions. Excluding both the non-recurring gain from E*TRADE Consumer Finance and the impact from the closing of these acquisitions, the Company would have reported fourth-quarter earnings per share of $0.30, or $1.10 for the year ended December 31, 2005.

“In 2005, we delivered our third consecutive year of exceptional growth, resulting in record revenue, net income and profit margins. We achieved these financial results while simultaneously strengthening the franchise through strategic acquisitions,” said Mitchell H. Caplan, Chief Executive Officer, E*TRADE FINANCIAL Corporation. “Our compelling customer value proposition resulted in significant organic growth in assets, cash, borrowings and

(more)

E*TRADE FINANCIAL Results for the Quarter Ended December 31, 2005

transactions which translated into double digit growth in net income and net revenue year-over-year.”

Other selected highlights from the fourth quarter of 2005:

•	Closed the acquisition of Harrisdirect from Bank of Montreal on October 6th – three months ahead of schedule

•	Closed the acquisition of BrownCo from JPMorgan Chase on November 30th – a month ahead of schedule

•	Closed acquisition of Kobren Insight Management on November 3rd

•	Full-year record Net Interest Income of $817.1 million

•	Increased options-related DART volume by 28 percent quarter-over-quarter and 64 percent year-over-year

•	Launched Pan Asian investor education website, providing investors in Asia with an insightful mix of research, commentary and educational information on the US stock and Forex markets

•	Launched the E*TRADE Mileage Maximizer Account, a credit solution designed to enable consumers to enjoy low interest rates while continuing to realize the benefits of their rewards credit cards

Historical monthly metric data from January 2003 to December 2005 can be found on the E*TRADE FINANCIAL investor relations site at www.etrade.com.

About E*TRADE FINANCIAL

The E*TRADE FINANCIAL family of companies provides financial services including trading, investing, banking and lending for Retail and Institutional customers. Securities products and services are offered by E*TRADE Securities LLC (Member NASD/SIPC). Bank and lending products and services are offered by E*TRADE Bank, a Federal savings bank, Member FDIC, or its subsidiaries.

# # #

Important Notice

E*TRADE FINANCIAL and the E*TRADE FINANCIAL logo are registered trademarks or trademarks of E*TRADE FINANCIAL Corporation. The statements contained in this news release that are forward-looking are based on current expectations that are subject to a number of uncertainties and risks, and actual results may differ materially. The uncertainties and risks include, but are not limited to, changes in market activity, anticipated increases in the rate of new customer acquisition, the conversion of new visitors to the site to customers, the activity of customers and assets held at the institution, seasonality, the development and enhancement of products and services, competitive pressures (including price competition), system failures, economic and political conditions, changes in consumer behavior and the introduction of competing products having technological and/or other advantages. Further information about these risks and uncertainties can be found in the information included in the annual reports previously filed by E*TRADE FINANCIAL Corporation with the SEC on Form 10-K (including information under the caption “Risk Factors”) and quarterly reports on Form 10-Q.

© 2006 E*TRADE FINANCIAL Corporation. All rights reserved.

E*TRADE FINANCIAL Results for the Quarter Ended December 31, 2005

Financial Statements

Consolidated Statements of Operations

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2005	2004	2005	2004
Revenues:
Commissions	$135,723	$114,842	$458,834	$431,638
Principal transactions	23,789	35,476	99,336	126,893
Gain on sales of loans and securities, net	14,737	33,640	98,858	140,718
Service charges and fees	34,675	24,598	135,314	97,575
Other revenues	27,820	25,249	94,419	89,077

Interest income	501,880	323,127	1,650,264	1,145,597
Interest expense	(243,632)	(140,839)	(779,164)	(510,455)

Net interest income	258,248	182,288	871,100	635,142
Provision for loan losses	(16,070)	(12,420)	(54,016)	(38,121)

Net interest income after provision for loan losses	242,178	169,868	817,084	597,021

Total net revenues	478,922	403,673	1,703,845	1,482,922

Expenses excluding interest:
Compensation and benefits	100,331	88,065	380,803	350,440
Occupancy and equipment	18,416	17,756	69,089	69,572
Communications	27,835	17,830	82,485	69,674
Professional services	23,681	22,838	75,237	67,747
Commissions, clearance and floor brokerage	40,616	33,559	140,806	129,696
Advertising and market development	31,683	16,346	105,935	62,155
Servicing and other banking expenses	17,659	9,890	52,326	35,971
Fair value adjustments of financial derivatives	987	518	4,892	(2,299)
Depreciation and amortization	21,671	19,834	74,981	77,892
Amortization of other intangibles	30,014	5,013	43,765	19,443
Facility restructuring and other exit charges	(30,512)	16,921	(30,017)	15,688
Other	(7,736)	28,731	53,751	91,144

Total expenses excluding interest	274,645	277,301	1,054,053	987,123

Income before other income (loss), income taxes and discontinued operations	204,277	126,372	649,792	495,799
Other income (loss):
Corporate interest income	3,247	1,937	11,043	6,692
Corporate interest expense	(36,981)	(11,774)	(73,956)	(47,525)
Gain on sale and impairment of investments	14,972	20,605	83,144	128,111
Loss on early extinguishment of debt	—	—	—	(22,972)
Equity in income of investments and venture funds	(1,039)	1,306	6,103	4,382

Total other income (loss)	(19,801)	12,074	26,334	68,688

Income before income taxes and discontinued operations	184,476	138,446	676,126	564,487
Income tax expense	58,959	38,951	229,823	181,764
Minority interest in subsidiaries	9	17	65	893

Income from continuing operations	125,508	99,478	446,238	381,830
Discontinued operations, net of tax:
Loss from discontinued operations	(2,592)	(9,649)	(21,495)	(32,755)
Gain (loss) on disposal of discontinued operations	6,444	—	4,023	31,408

Net income (loss) from discontinued operations	3,852	(9,649)	(17,472)	(1,347)
Cumulative effect of accounting change, net of tax	—	—	1,646	—

Net income	$129,360	$89,829	$430,412	$380,483

Basic income per share from continuing operations	$0.32	$0.26	$1.20	$1.04
Basic income (loss) per share from discontinued operations	0.01	(0.02)	(0.04)	(0.00)
Basic income per share from cumulative effect of accounting change	—	—	0.00	—

Basic net income per share	$0.33	$0.24	$1.16	$1.04

Diluted income per share from continuing operations	$0.31	$0.26	$1.16	$0.99
Diluted income (loss) per share from discontinued operations	0.01	(0.02)	(0.04)	(0.00)
Diluted income per share from cumulative effect of accounting change	—	—	0.00	—

Diluted net income per share	$0.32	$0.24	$1.12	$0.99

Shares used in computation of per share data:
Basic	387,055	367,603	371,468	366,586
Diluted (1)	400,717	381,061	384,630	405,389

E*TRADE FINANCIAL Results for the Quarter Ended December 31, 2005

Consolidated Statements of Operations

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended
	December 31, 2005	September 30, 2005	December 31, 2004
Revenues:
Commissions	$135,723	$114,278	$114,842
Principal transactions	23,789	23,793	35,476
Gain on sales of loans and securities, net	14,737	21,850	33,640
Service charges and fees	34,675	32,893	24,598
Other revenues	27,820	22,920	25,249

Interest income	501,880	424,114	323,127
Interest expense	(243,632)	(207,101)	(140,839)

Net interest income	258,248	217,013	182,288
Provision for loan losses	(16,070)	(12,909)	(12,420)

Net interest income after provision for loan losses	242,178	204,104	169,868

Total net revenues	478,922	419,838	403,673

Expenses excluding interest:
Compensation and benefits	100,331	103,084	88,065
Occupancy and equipment	18,416	16,249	17,756
Communications	27,835	18,210	17,830
Professional services	23,681	16,058	22,838
Commissions, clearance and floor brokerage	40,616	34,619	33,559
Advertising and market development	31,683	21,188	16,346
Servicing and other banking expenses	17,659	12,989	9,890
Fair value adjustments of financial derivatives	987	1,269	518
Depreciation and amortization	21,671	18,443	19,834
Amortization of other intangibles	30,014	4,382	5,013
Facility restructuring and other exit charges	(30,512)	(469)	16,921
Other	(7,736)	21,827	28,731

Total expenses excluding interest	274,645	267,849	277,301

Income before other income (loss), income taxes and discontinued operations	204,277	151,989	126,372
Other income (loss):
Corporate interest income	3,247	3,409	1,937
Corporate interest expense	(36,981)	(13,783)	(11,774)
Gain on sale and impairment of investments	14,972	22,028	20,605
Equity in income of investments and venture funds	(1,039)	3,103	1,306

Total other income (loss)	(19,801)	14,757	12,074

Income before income taxes and discontinued operations	184,476	166,746	138,446
Income tax expense	58,959	57,608	38,951
Minority interest in subsidiaries	9	—	17

Income from continuing operations	125,508	109,138	99,478
Discontinued operations, net of tax:
Loss from discontinued operations	(2,592)	(3,464)	(9,649)
Gain (loss) on disposal of discontinued operations	6,444	171	—

Net gain (loss) from discontinued operations	3,852	(3,293)	(9,649)
Cumulative effect of accounting change, net of tax	—	1,646	—

Net income	$129,360	$107,491	$89,829

Basic income per share from continuing operations	$0.32	$0.29	$0.26
Basic income (loss) per share from discontinued operations	0.01	(0.00)	(0.02)
Basic income per share from cumulative effect of accounting change	—	0.00	—

Basic net income per share	$0.33	$0.29	$0.24

Diluted income per share from continuing operations	$0.31	$0.28	$0.26
Diluted income (loss) per share from discontinued operations	0.01	(0.00)	(0.02)
Diluted income per share from cumulative effect of accounting change	—	0.00	—

Diluted net income per share	$0.32	$0.28	$0.24

Shares used in computation of per share data:
Basic	387,055	367,342	367,603
Diluted (1)	400,717	382,031	381,061

E*TRADE FINANCIAL Results for the Quarter Ended December 31, 2005

Consolidated Balance Sheets

(dollars in thousands)

(unaudited)

	December 31,
	2005	2004
ASSETS
Cash and equivalents	$844,188	$939,906
Cash and investments required to be segregated under Federal or other regulations	610,174	724,026
Brokerage receivables, net	7,174,175	3,034,548
Trading securities	146,657	593,245
Available-for-sale mortgage-backed and investment securities	12,564,738	12,543,818
Other investments	65,189	46,269
Loans receivable, net	19,424,895	11,505,755
Loans held-for-sale, net	87,371	279,280
Property and equipment, net	299,256	302,291
Goodwill	2,003,456	395,043
Other intangibles, net	532,108	134,121
Other assets	807,392	534,281

Total assets	$44,559,599	$31,032,583

LIABILITIES AND SHAREHOLDERS’ EQUITY
Brokerage payables	$7,315,659	$3,618,892
Deposits	15,948,015	12,302,974
Securities sold under agreements to repurchase	11,101,542	9,897,191
Other borrowings by Bank subsidiary	4,166,592	1,760,732
Senior notes	1,401,947	400,452
Convertible subordinated notes	185,165	185,165
Mandatory convertible notes	435,589	—
Accounts payable, accrued and other liabilities	605,530	638,975

Total liabilities	41,160,039	28,804,381

Shareholders’ equity:
Preferred stock, shares authorized: 1,000,000; issued and outstanding: none at December 31, 2005 and December 31, 2004	—	—
Shares exchangeable into common stock, $0.01 par value, shares authorized: 10,644,223; issued and outstanding: none at December 31, 2005 and 1,302,801 at December 31, 2004	—	13
Common stock, $0.01 par value, shares authorized: 600,000,000; issued and outstanding: 416,582,164 at December 31, 2005 and 369,623,604 at December 31, 2004	4,166	3,696
Additional paid-in-capital	2,990,676	2,234,093
Deferred stock compensation	—	(18,419)
Retained earnings	580,430	150,018
Accumulated other comprehensive loss	(175,712)	(141,199)

Total shareholders’ equity	3,399,560	2,228,202

Total liabilities and shareholders’ equity	$44,559,599	$31,032,583

E*TRADE FINANCIAL Results for the Quarter Ended December 31, 2005

Segment Reporting

	Three Months Ended December 31, 2005
	Retail	Institutional	Eliminations (2)	Total
	(in thousands)
Revenues:
Commissions	$103,895	$31,828	$—	$135,723
Principal transactions	—	23,789	—	23,789
Gain on sales of loans and securities, net	11,959	2,778	—	14,737
Service charges and fees	29,419	5,256	—	34,675
Other revenues	30,659	1,971	(4,810)	27,820
Interest income	221,002	411,979	(131,101)	501,880
Interest expense	(78,362)	(296,371)	131,101	(243,632)

Net interest income	142,640	115,608	—	258,248
Provision for loan losses	—	(16,070)		(16,070)

Net interest income after provision for loan losses	142,640	99,538	—	242,178

Total net revenues	318,572	165,160	(4,810)	478,922
Expenses excluding interest:
Compensation and benefits	60,558	39,773	—	100,331
Occupancy and equipment	16,167	2,249	—	18,416
Communications	25,109	2,726	—	27,835
Professional services	18,205	5,476	—	23,681
Commissions, clearance and floor brokerage	15,914	26,532	(1,830)	40,616
Advertising and market development	30,074	1,609	—	31,683
Servicing and other banking expenses	1,491	19,148	(2,980)	17,659
Fair value adjustments of financial derivatives	—	987	—	987
Depreciation and amortization	17,278	4,393	—	21,671
Amortization of other intangibles	6,968	23,046	—	30,014
Facility restructuring and other exit charges	(32,584)	2,072	—	(30,512)
Other	(18,791)	11,055	—	(7,736)

Total expenses excluding interest	140,389	139,066	(4,810)	274,645

Segment income	$178,183	$26,094	$—	$204,277

	Three Months Ended September 30, 2005
	Retail	Institutional	Eliminations (2)	Total
	(in thousands)
Revenues:
Commissions	$83,755	$30,523	$—	$114,278
Principal transactions	—	23,793	—	23,793
Gain on sales of loans and securities, net	17,534	4,316	—	21,850
Service charges and fees	26,933	5,960	—	32,893
Other revenues	27,929	2,901	(7,910)	22,920
Interest income	175,329	362,548	(113,763)	424,114
Interest expense	(63,223)	(257,641)	113,763	(207,101)

Net interest income	112,106	104,907	—	217,013
Provision for loan losses	—	(12,909)		(12,909)

Net interest income after provision for loan losses	112,106	91,998	—	204,104

Total net revenues	268,257	159,491	(7,910)	419,838
Expenses excluding interest:
Compensation and benefits	58,899	44,185	—	103,084
Occupancy and equipment	14,271	1,978	—	16,249
Communications	15,389	2,821	—	18,210
Professional services	10,464	5,594	—	16,058
Commissions, clearance and floor brokerage	9,344	27,315	(2,040)	34,619
Advertising and market development	19,363	1,825	—	21,188
Servicing and other banking expenses	1,603	17,256	(5,870)	12,989
Fair value adjustments of financial derivatives	—	1,269	—	1,269
Depreciation and amortization	14,379	4,064	—	18,443
Amortization of other intangibles	2,193	2,189	—	4,382
Facility restructuring and other exit charges	(270)	(199)	—	(469)
Other	13,297	8,530	—	21,827

Total expenses excluding interest	158,932	116,827	(7,910)	267,849

Segment income	$109,325	$42,664	$—	$151,989

E*TRADE FINANCIAL Results for the Quarter Ended December 31, 2005

	Three Months Ended December 31, 2004
	Retail	Institutional	Eliminations (2)	Total
	(in thousands)
Revenues:
Commissions	$89,603	$25,239	$—	$114,842
Principal transactions	—	35,476	—	35,476
Gain on sales of loans and securities, net	19,940	13,700	—	33,640
Service charges and fees	21,692	2,906	—	24,598
Other revenues	30,132	4,957	(9,840)	25,249
Interest income	130,519	272,106	(79,498)	323,127
Interest expense	(44,264)	(176,073)	79,498	(140,839)

Net interest income	86,255	96,033	—	182,288
Provision for loan losses	—	(12,420)		(12,420)

Net interest income after provision for loan losses	86,255	83,613		169,868

Total net revenues	247,622	165,891	(9,840)	403,673
Expenses excluding interest:
Compensation and benefits	57,274	30,791	—	88,065
Occupancy and equipment	14,485	3,271	—	17,756
Communications	15,512	2,318	—	17,830
Professional services	15,173	7,665	—	22,838
Commissions, clearance and floor brokerage	11,146	25,972	(3,559)	33,559
Advertising and market development	15,441	905	—	16,346
Servicing and other banking expenses	1,709	14,462	(6,281)	9,890
Fair value adjustments of financial derivatives	—	518	—	518
Depreciation and amortization	17,091	2,743	—	19,834
Amortization of other intangibles	2,549	2,464	—	5,013
Facility restructuring and other exit charges	5,548	11,373	—	16,921
Other	15,948	12,783	—	28,731

Total expenses excluding interest	171,876	115,265	(9,840)	277,301

Segment income	$75,746	$50,626	$—	$126,372

E*TRADE FINANCIAL Results for the Quarter Ended December 31, 2005

Key Performance Metrics (3)

Corporate Metrics	Qtr ended 12/31/05	Qtr ended 9/30/05	Qtr ended 12/31/05 vs. Qtr ended 9/30/05	Qtr ended 12/31/04	Qtr ended 12/31/05 vs. Qtr ended 12/31/04

Operating margin % (4)
Consolidated	43%	36%	7%	31%	12%
Retail	56%	41%	15%	31%	25%
Institutional	16%	27%	(11)%	31%	(15)%

Employees	3,439	3,039	13%	3,320	4%
Consultants and other	497	413	20%	505	(2)%

Total headcount	3,936	3,452	14%	3,825	3%

Revenue per headcount (5)	$127,396	$121,622	5%	$105,535	21%
Revenue per compensation and benefits dollar	$4.77	$4.07	17%	$4.58	4%
Book value per share	$8.16	$6.72	21%	$6.01	36%
Tangible book value per share	$2.07	$5.33	(61)%	$4.58	(55)%
Cash & equivalents ($MM)	$844.2	$1,389.6	(39)%	$939.9	(10)%
Free cash ($MM)	$542.3	$784.3	(31)%	$691.0	(22)%
Enterprise net interest spread (basis points) (6)	257	252	2%	244	5%
Enterprise interest-earning assets, average ($MM) (6)	$35,619	$32,690	9%	$28,454	25%
Earnings before interest, taxes, depreciation & amortization ($MM)
Net income from continuing operations	$125.5	$109.1	15%	$99.5	26%
Tax expense	59.0	57.6	2%	39.0	51%
Depreciation & amortization	51.7	22.8	126%	24.8	108%
Corporate interest expense	37.0	13.8	168%	11.8	214%

EBITDA	$273.1	$203.4	34%	$175.1	56%
Interest coverage	7.4	14.8	(50)%	14.9	(50)%

E*TRADE FINANCIAL Results for the Quarter Ended December 31, 2005

Key Performance Metrics (3)

Retail Metrics	Qtr ended 12/31/05	Qtr ended 9/30/05	Qtr ended 12/31/05 vs. Qtr ended 9/30/05	Qtr ended 12/31/04	Qtr ended 12/31/05 vs. Qtr ended 12/31/04
Trading days	62.5	64.0	(2)%	63.5	(2)%
Daily Average Revenue Trades (DARTs)
- US	113,017	79,257	43%	76,955	47%
- International	15,391	14,619	5%	12,649	22%

Total DARTs	128,408	93,876	37%	89,604	43%
Total retail trades (MM)	8.0	6.0	34%	5.7	41%
Retail average commission per trade	$12.95	$13.94	(7)%	$15.75	(18)%
End of period margin debt ($B)	$6.56	$2.43	170%	$2.20	198%
Average margin debt ($B)	$4.40	$2.27	94%	$2.07	113%

Gross new trading/investing accounts	782,052	155,304	404%	161,737	384%
Gross new deposit/lending accounts	96,823	68,560	41%	42,072	130%
Inactive accounts	(169,065)	(121,107)	(40)%	(90,106)	(88)%
Customer closed accounts	(118,948)	(54,029)	N.M.	(58,374)	N.M.

Net new retail accounts	590,862	48,728	N.M.	55,329	N.M.

End of period trading/investing accounts	3,617,778	3,014,467	20%	2,956,090	22%
End of period deposit/lending accounts	666,000	678,449	(2)%	626,673	6%

End of period retail accounts	4,283,778	3,692,916	16%	3,582,763	20%

Net new customers	524,668	33,205	1480%	28,429	1746%
End of period total retail customers	3,459,074	2,934,406	18%	2,887,441	20%
End of period assets per customer	$51,592	$36,243	42%	$34,639	49%
Consolidated net revenue per customer (7)	$142	$143	(1)%	$140	2%
Consolidated segment income per customer (7)	$61	$52	17%	$44	38%
Products per customer	2.1	2.0	5%	1.9	10%

Total Retail Client Assets ($B)
Security holdings	$117.6	$57.2	106%	$52.6	124%
Cash (including money market funds)	13.3	5.4	146%	6.7	99%
Unexercised options (vested)	32.1	29.8	8%	28.7	12%

Client assets in trading/investing accounts	163.0	92.4	76%	88.0	85%

Sweep Deposit Account	7.7	7.4	4%	6.2	24%
Transaction accounts	5.1	4.2	21%	3.7	38%
CDs	2.7	2.4	13%	2.1	29%

Client assets in deposit accounts	15.5	14.0	11%	12.0	29%

Total retail client assets	$178.5	$106.4	68%	$100.0	79%

Total customer cash and deposits	$28.8	$19.4	48%	$18.7	53%
Unexercised options (unvested) ($B)	$19.7	$18.7	5%	$20.1	(2)%

E*TRADE FINANCIAL Results for the Quarter Ended December 31, 2005

Key Performance Metrics (3)

Institutional Metrics	Qtr ended 12/31/05	Qtr ended 9/30/05	Qtr ended 12/31/05 vs. Qtr ended 9/30/05	Qtr ended 12/31/04	Qtr ended 12/31/05 vs. Qtr ended 12/31/04
Market Making
Equity shares traded (MM)	33,264	35,125	(5)%	75,717	(56)%
Average revenue capture per 1,000 equity shares	$0.545	$0.535	2%	$0.318	71%
% of Bulletin Board equity shares to total equity shares	86.6%	86.0%	1%	93.9%	(7)%
Bank Asset Portfolio Detail ($MM)
Cash & equivalents	$64	$99	(35)%	$82	(22)%
Trading securities	125	200	(38)%	567	(78)%
Investment securities, available-for-sale	1,969	1,684	17%	3,367	(42)%
Mortgage securities, available-for-sale	10,424	9,359	11%	9,052	15%
Loans receivable, net including loans held-for-sale:
- Mortgage and home equity loans, net	15,517	13,556	14%	7,634	103%
- Consumer loans, net	3,907	4,081	(4)%	4,148	(6)%
- Other	88	48	83%	3	2833%
Other assets	941	954	(1)%	700	34%

Total assets	$33,035	$29,981	10%	$25,553	29%

Bank net interest spread (basis points)	223	223	0%	220	1%
Bank interest-earning assets, average ($MM)	$30,819	$28,303	9%	$24,780	24%

Credit Quality and Reserve Metrics
Net charge-offs as a % of average held-for-investment loans, net (annualized)	0.27%	0.20%	0.07%	0.27%	0.00%
Provision as a % of average held-for-investment loans, net (annualized)	0.34%	0.30%	0.04%	0.44%	(0.10)%
Allowance as a % of total ending gross held-for-investment loans	0.32%	0.34%	(0.02)%	0.41%	(0.09)%
Total non-performing loans, net, as a % of total gross held-for-investment	0.18%	0.13%	0.05%	0.17%	0.01%
Total loan loss allowance as a % of total non-performing loans, net	183%	256%	(73)%	239%	(56)%
Tier 1 Capital Ratio (8)	5.93%	5.87%	0.06%	5.83%	0.10%
Risk Weighted Capital Ratio (8)	10.97%	11.13%	(0.16)%	11.09%	(0.12)%

Other Metrics
Banking revenue ($MM)	$183.7	$179.0	3%	$168.7	9%
Brokerage revenue (net of SDA elimination) ($MM)	295.2	240.8	23%	235.0	26%

Total revenue ($MM)	$478.9	$419.8	14%	$403.7	19%

E*TRADE FINANCIAL Results for the Quarter Ended December 31, 2005

Activity in Allowance for Loan Losses

	Three Months Ended December 31, 2005
	Mortgage	Consumer	Total
	(in thousands)
Allowance for loan losses, ending 9/30/05	$28,516	$31,338	$59,854
Provision for loan losses	3,294	12,776	16,070
Charge-offs, net	(903)	(11,735)	(12,638)

Allowance for loan losses, ending 12/31/05	$30,907	$32,379	$63,286

Bank Average Balance Data

	Three Months Ended December 31, 2005			Three Months Ended December 31, 2004
	Average Balance	Interest Income/ Expense	Average Annualized Yield/Cost	Average Balance	Interest Income/ Expense	Average Annualized Yield/Cost
	(in thousands)
Interest-earning banking assets:
Loans receivable, net	$18,370,193	$259,527	5.65%	$11,678,476	$143,885	4.93%
Mortgage-backed and related available-for-sale securities	10,259,120	116,416	4.54%	9,031,367	89,563	3.97%
Available-for-sale investment securities	1,796,590	25,573	5.69%	3,347,929	36,904	4.41%
Trading securities	148,957	2,711	7.28%	581,458	4,546	3.13%
Other	244,027	2,823	4.59%	140,312	1,130	3.20%

Total interest-earning banking assets (9)	30,818,887	$407,050	5.28%	24,779,542	$276,028	4.45%

Non-interest-earning banking assets	404,915			497,226

Total banking assets	$31,223,802			$25,276,768

Interest-bearing banking liabilities:
Retail deposits	$14,564,378	$69,062	1.88%	$11,834,734	$40,663	1.37%
Brokered certificates of deposit	512,379	4,862	3.76%	325,269	2,176	2.66%
Repurchase agreements and other borrowings	10,472,888	112,845	4.22%	9,905,559	75,068	2.97%
FHLB advances	3,954,934	40,137	3.97%	1,664,272	16,457	3.87%

Total interest-bearing banking liabilities	29,504,579	$226,906	3.05%	23,729,834	$134,364	2.25%

Non-interest bearing banking liabilities	278,228			389,069

Total banking liabilities	29,782,807			24,118,903
Total banking shareholder’s equity	1,440,995			1,157,865

Total banking liabilities and shareholder’s equity	$31,223,802			$25,276,768

Excess of interest-earning banking assets overinterest-bearing banking liabilities/net interest income	$1,314,308			$1,049,708

Net interest spread		$180,144	2.23%		$141,664	2.20%

E*TRADE FINANCIAL Results for the Quarter Ended December 31, 2005

SUPPLEMENTAL INFORMATION AND ENDNOTES

Explanation of Non-GAAP Measures and Certain Metrics

In order to better assess the Company’s financial operating results, management believes consolidated operating margin, free cash, EBITDA and interest coverage are appropriate measures of evaluating the operating and liquidity performance of the Company. We believe that the elimination of certain items from these measures is helpful to analysts and investors who may wish to use some or all of this information to analyze our current performance, prospects and valuation. Our management uses non-GAAP information internally to evaluate our operating performance and in formulating our budget for future periods.

Consolidated Operating Margin

Consolidated operating margin is defined as income before other income, income taxes, discontinued operations and cumulative effect of accounting change divided by net revenues. Operating margin for Retail and Institutional is based on segment results. Our consolidated statements of operations contain a reconciliation of income before other income, income taxes, discontinued operations and cumulative effect of accounting change to net income.

Free Cash

Free cash as reported by the Company represents cash held at Parent and non-Bank or Brokerage subsidiaries less discretionary reserves and excess capital at Bank and Brokerage after regulatory capital requirements and the Company’s own regulatory capital guidelines. The Company believes that free cash is a useful measure of the Company’s liquidity as it excludes cash reflected on the balance sheet that may not be freely available to the Company.

EBITDA

EBITDA represents net income from continuing operations before corporate interest expense, taxes and depreciation and amortization. Management believes that EBITDA provides a useful additional measure of our performance by excluding certain non-cash charges and expenses that are not directly related to the performance of our business.

Interest Coverage

Interest coverage represents EBITDA divided by corporate interest expense. Management believes that by excluding the charges and expenses that are excluded from EBITDA, interest coverage provides a useful additional measure of our ability to continue to meet our interest obligations and our liquidity.

It is important to note these metrics and other non-GAAP measures may involve judgment by management and should be considered in addition to, not as a substitute for, or superior to, net income, consolidated statements of cash flows, or other measures of financial performance prepared in accordance with GAAP. For complete information on the items excluded from these non-GAAP measures, please see our financial statements and “Management’s Discussion and Analysis of Results of Operations and Financial Condition” that will be included in the periodic report we expect to file with the SEC with respect to the financial periods discussed herein.

(1) For the twelve months ended December 31, 2004, diluted earnings per share is calculated using the ‘if converted’ method, which includes the additional dilutive impact assuming conversion of the Company’s subordinated convertible debt. Under the ‘if converted’ method, the per share numerator excludes the interest expense and related amortization of offering costs from the convertible debt, net of tax, of $20.0 million. The denominator includes the shares issuable from the assumed conversion of the convertible debt of 25.8 million. For all other periods presented the ‘if converted’ method is not used as its effect would be anti-dilutive.

(2) Reflects elimination of transactions between Retail and Institutional segments, which include deposit transfer pricing, servicing and order flow rebates.

(3) Amounts and percentages may not calculate due to rounding.

(4) Operating margin is defined as income before other income, income taxes, discontinued operations and cumulative effect of accounting change (“segment income”) divided by net revenues. Operating margin for Retail and Institutional is based on segment results.

(5) Total headcount in the quarter ended December 31, 2005, calculation was adjusted to reflect the contribution of BrownCo employees for only one month in the quarter.

(6) Enterprise spread is defined as the combined net interest spread generated from the interest-earning assets and liabilities of our segment operating results and does not include corporate interest income or interest expense.

E*TRADE FINANCIAL Results for the Quarter Ended December 31, 2005

(7) Total retail customers in the quarter ended December 31, 2005, calculations were adjusted to reflect the contribution of BrownCo customers for only one month in the quarter.

(8) Quarter ended December 31, 2005, estimate.

(9) Amounts include a taxable equivalent increase in interest income of $2.6 million and $2.4 million for the three months ended December 31, 2005 and 2004, respectively.